UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                October 15, 2003



                           KNIGHT TRANSPORTATION, INC.
             (Exact name of registrant as specified in its charter)



      Arizona                        000-24946                   86-0649974
(State or other jurisdiction  (Commission File Number)        (I.R.S. Employer
      of incorporation)                                      Identification No.)




     5601 W. Buckeye Road, Phoenix, Arizona           85043
    (Address of principal executive offices)        (Zip Code)


               Registrant's telephone number, including area code:
                                 (602) 269-2000


                                 Not applicable
          (Former name or former address, if changed since last report)

Item 1.           Changes in Control of Registrant.

                  Not applicable.

Item 2.           Acquisition or Disposition of Assets.

                  Not applicable.

Item 3.           Bankruptcy or Receivership.

                  Not applicable.

Item 4.           Changes in Registrant's Certifying Accountant.

                  Not applicable.

Item 5.           Other Events and Regulation FD Disclosure.

                  Not applicable.

Item 6.           Resignations of Registrant's Directors.

                  Not applicable.

Item 7.           Financial Statements and Exhibits.

                  (c) Exhibits.

                  EXHIBIT
                  NUMBER            EXHIBIT TITLE
-------------------------------------------------------------------------------
                  99.1 Knight Transportation, Inc. press release announcing financial results for the quarter and nine months ended September 30, 2003

Item 8.           Change in Fiscal Year.

                  Not applicable.

Item 9.           Regulation FD Disclosure.

                  Not applicable.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

                  Not applicable.

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

                  Not applicable.

Item 12. Results of Operations and Financial Condition.

     On Wednesday, October 15, 2003, Knight Transportation, Inc., an Arizona corporation (the "Company"), issued a press release (the "Press Release") announcing its financial results for the quarter and nine months ended September 30, 2003. A copy of the Press Release is attached to this report as Exhibit 99.1.

     The information contained in this report and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     The  information  in  this  report  and  the  exhibit  hereto  may  contain
"forward-looking statements" that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995 and otherwise may be protected. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those anticipated by forward-looking statements. Please refer to the Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission for information concerning risks, uncertainties and other factors that may affect future results.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       KNIGHT TRANSPORTATION, INC.


Date: October 16, 2003                 /s/ Timothy M. Kohl
                                       -------------------
                                       Timothy M. Kohl
                                       Executive Vice President, Secretary, and
                                       Chief Financial Officer

                                  EXHIBIT INDEX

99.1 Knight Transportation, Inc. press release announcing financial results for the quarter and nine months ended September 30, 2003